Exhibit 10.1

To:	Bank of America Merrill Lynch International Limited Loans Agency Department 2 King Edward Street London EC1A 1HQ
as Facilities Agent under the Facilities Agreement
(as defined below) and on behalf of the
Finance Parties under the Facilities Agreement

Copy to:	KfW IPEX-Bank GmbH;
Bayerische Landesbank, New York Branch; and
DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch,
each as New Lenders (as defined below) under the Facilities Agreement
18 May 2016
Dear Sirs,
Carnival Corporation & plc – Amendment Request Letter
1.    BACKGROUND
1.1    We refer to the facilities agreement dated 18 May 2011 (as amended and restated from time to time, most recently on 16 June 2014 and as further amended from time to time) (the Facilities Agreement) made between, among others, Carnival Corporation (the Company), Carnival plc and certain of their Subsidiaries (the Original Borrowers), and Bank of America Merrill Lynch International Limited, BNP Paribas, Goldman Sachs Bank USA, Intesa Sanpaolo S.p.A., J.P. Morgan Limited, Lloyds Bank plc, Mizuho Bank, Ltd. and The Royal Bank of Scotland plc as mandated lead arrangers and Bank of America Merrill Lynch International Limited as Facilities Agent.
1.2    Terms defined in the Facilities Agreement have the same meanings in this letter, unless the context otherwise requires. The provisions of Clause 1.2 (Construction) of the Facilities Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.
1.3    We are writing to you in our capacity as the Obligors to apply for the consent of the Facilities Agent (acting on the instructions of all Lenders) to the following request.
1.4    It is proposed that KfW IPEX-Bank GmbH, Bayerische Landesbank, New York Branch and DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch shall accede to the Facilities Agreement as Lenders (the New Lenders) in the following amounts:

(a)	KfW IPEX-Bank GmbH, having a Tranche A Commitment of USD50,876,060.40 and a Tranche B Commitment of £6,317,415.78;

(b)	Bayerische Landesbank, New York Branch, having a Tranche A Commitment of USD50,876,060.40 and a Tranche B Commitment of £6,317,415.78; and

(c)	DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch, having a Tranche A Commitment of USD50,876,060.40 and a Tranche B Commitment of £6,317,415.78.
1.5    Accordingly, we request that the Total Tranche A Commitments are increased by USD152,628,181.20, Total Tranche B Commitments are increased by £18,952,247.34 and accordingly Total Commitments are increased by USD180,000,000.
2.    AMENDMENT REQUEST
Accordingly, in accordance with Clause 40 (Amendments and waivers) of the Facilities Agreement, we request that you seek the consent of the Lenders to the replacement of Part B (The Lenders – Loan Commitments) of Schedule 1 (The Parties) of the Facilities Agreement with the wording set out in schedule 1 to this letter, as soon as possible and in any event by no later than 5.00 p.m. on the date falling three Business Days from the date of this letter.
3.    CONSENT
Subject to paragraph 6 (Conditions) below, by your countersignature of this letter, you confirm that the amendment requested in this letter (and the increase in Total Commitments and the accession of the New Lenders contemplated thereby and by paragraph 5 (Accession) below) has been agreed by all the Lenders.
4.    REPRESENTATIONS
4.1    The representations and warranties in Clause 24 (Representations) of the Facilities Agreement, as amended by this letter, are made by each Obligor (by reference to the facts and circumstances then existing) on the date of this letter and on the Effective Date, and in each case (i) as if references to the Finance Documents in such representations and warranties include references to this letter and the Facilities Agreement as amended by this letter; and (ii) as if references to the Original Financial Statements in such representations and warranties were references to the audited consolidated financial statements of the Carnival Corporation & plc Group for the financial year ended 30 November 2015.
4.2    The Company confirms that the DLC Documents have not been amended in a manner which would be materially adverse to the interests of the Finance Parties since the date of the Facilities Agreement.
5.    GUARANTEE
On the Effective Date, each Obligor:

(a)	confirms its acceptance of the Facilities Agreement, as amended by this letter;

(b)	agrees that it is bound as an Obligor by the terms of the Facilities Agreement, as amended by this letter; and

(c)	if a Guarantor, confirms that its guarantee provided under Clause 23 (Guarantee and Indemnity) of the Facilities Agreement, as amended by this letter and the relevant Deed of Guarantee:

(i)	continues in full force and effect on the terms of the Facilities Agreement (as amended by this letter) and the relevant Deed of Guarantee; and

(ii)
extends to the obligations of the Obligors under the Finance Documents (including the Facilities Agreement (as amended by this letter) and notwithstanding the imposition of any amended, additional or more onerous obligations).

6.     CONDITIONS
6.1    The consents and amendments set out in this letter shall not be effective until the date (the Effective Date) on which the Facilities Agent has notified the other parties that it has received the documentation listed in Schedule 2 (Conditions to Amendments) to this letter in form and substance satisfactory to it.
6.2    The Facilities Agent shall notify the other parties promptly upon being so satisfied.
7.    ACCESSION
7.1    By signing this letter, each New Lender agrees to assume and will assume on the Effective Date all of the obligations corresponding to the Commitments specified against its name in Schedule 1 to this letter as if it was an Original Lender under the Facilities Agreement.
7.2    On the Effective Date, each New Lender becomes party to the Finance Documents as a Lender and each Obligor and each New Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the New Lenders would have assumed and/or acquired had the New Lenders been Original Lenders. Each New Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as those New Lenders and those Finance Parties would have assumed and/or acquired had the New Lenders been Original Lenders.
7.3    Each New Lender, by executing this letter, confirms (for the avoidance of doubt) that the Facilities Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with the Facilities Agreement on or prior to the Effective Date.
7.4    Clause 29.3 (Limitation of responsibility of Existing Lenders) of the Facilities Agreement shall apply mutatis mutandis in this letter in relation to a New Lender as if references in that Clause to:

(a)	an Existing Lender were references to all the Lenders immediately prior to the Effective Date;

(b)	the New Lender were references to the New Lender (as defined in this letter); and

(c)	a re‑transfer and re‑assignment were references to respectively a transfer and assignment.
7.5    Each New Lender confirms, for the purposes of Clause 18.6 (Lender Status Confirmation) of the Facilities Agreement, for the benefit of the Facilities Agent and without liability to any Obligor, that it is a Treaty Lender.
7.6    KfW IPEX-Bank GmbH confirms that it holds a passport under the HMRC DT Treaty Passport reference number is 7/K/333018/DTTP and it is tax resident in Germany, and, accordingly, interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Effective Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Effective Date, that it wishes that scheme to apply to the Facilities Agreement where such Borrower is a Borrower to which Clauses 18.2 to 18.8 of the Facilities Agreement apply.
7.7    Bayerische Landesbank, New York Branch confirms that it holds a passport under the HMRC DT Treaty Passport reference number is 07/B/70350/DTTP and it is tax resident in Germany, and,

accordingly, interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Effective Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Effective Date, that it wishes that scheme to apply to the Facilities Agreement where such Borrower is a Borrower to which Clauses 18.2 to 18.8 of the Facilities Agreement apply.
7.8    DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch confirms that it holds a passport under the HMRC DT Treaty Passport reference number is 7/D/205877/DTTP and it is tax resident in Germany, and, accordingly, interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and requests that the Company notify:

(a)	each Borrower which is a Party as a Borrower as at the Effective Date; and

(b)	each Additional Borrower which becomes an Additional Borrower after the Effective Date, that it wishes that scheme to apply to the Facilities Agreement where such Borrower is a Borrower to which Clauses 18.2 to 18.8 of the Facilities Agreement apply.
7.9    Each New Lender confirms that it is a Non-Eligible Tranche D Lender.
7.10    In respect of each New Lender’s Commitment, as set out paragraph 1.4 above, the Termination Date will be 16 June 2021.
8.    MISCELLANEOUS
8.1    Save as expressly set out in this letter:

(a)	the Finance Documents remain in full force and effect; and

(b)
nothing in this letter shall constitute or be construed as a waiver or compromise of any other term or condition of the Finance Documents or any of the Finance Parties’ rights in relation to them which for the avoidance of doubt shall continue to apply in full force and effect.

8.2    For the purposes of Italian law, it is acknowledged and confirmed that the amendment of the Facilities Agreement pursuant to this letter will not constitute and shall not be construed as, a novation (novazione) or have novative effect (effetto novativo) of the obligations and other transactions contemplated by any Finance Document. The Parties also confirm that there is no intention to novate (intento novativo) the obligations arising from the Finance Documents.
8.3    This letter is a Finance Document. With effect from the Effective Date, this letter and the Facilities Agreement shall be read and construed as one document.
8.4    This letter may be executed in any number of counterparts and all those counterparts taken together shall be deemed to constitute one and the same letter. Delivery of a counterpart of this letter by e-mail attachment or telecopy shall be an effective mode of delivery.
8.5    Pursuant to and in accordance with the transparency rules (Disposizioni in materia di trasparenza delle operazioni e dei servizi bancari e finanziari. Correttezza delle relazioni tra intermediari e clienti) applicable to transactions and banking and financial services issued by Bank of Italy on 20 June 2012 and published in the Italian official gazette (Gazzetta Ufficiale) on 30 June 2012 (as amended by a resolution of the Bank of Italy dated 15 July 2015 and published in the Italian official gazette (Gazzetta

Ufficiale) on 29 July 2015) (the Transparency Rules), it is mutually acknowledged and declared that this letter and its terms and conditions have been negotiated, with the assistance of the legal counsels of all parties to it, on an individual basis and, as a result, this letter falls into the category of the agreements “che costituiscono oggetto di trattativa individuale” which are exempted from the application of Section II of the Transparency Rules.
8.6    This letter and any non-contractual obligations arising out of or in relation to this letter are governed by English law.
8.7    The provisions of Clauses 36 (Notices), 38 (Partial invalidity), 42 (Governing law) and 43 (Enforcement) of the Facilities Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.
Please sign and return to us a counterpart of this letter in order to indicate your agreement to its terms.
Yours faithfully
/s/ JOSH WEINSTEIN
……………………………..
for and on behalf of
CARNIVAL CORPORATION

/s/ JOSH WEINSTEIN
……………………………..
for and on behalf of
CARNIVAL PLC

/s/ DAVID BERNSTEIN
……………………………..
for and on behalf of
COSTA CROCIERE S.p.A.
ARNALDO PEREZ
……………………………..
for and on behalf of
CC U.S. VENTURES, INC.

We acknowledge and agree to the terms of this letter
/s/ KAREN HALL
…………………………….
for and on behalf of
Bank of America Merrill Lynch International Limited
as Facilities Agent and on behalf of the
Finance Parties (each as defined in the Facilities Agreement)
(acting on the instructions of the Lenders
pursuant to Clause 40 (Amendments and waivers) of the Facilities Agreement)
Date: 18 MAY 2016
We acknowledge and agree to the terms of this letter and make the confirmations in paragraph 7 (Accession) of this letter in relation to our institution
/s/ CLAUDIA WENZEL        /s/ MORITZ HENNIG
…………………………….
for and on behalf of
KfW IPEX-Bank GmbH
as New Lender (as defined in this letter)
Date: 18 MAY 2016
We acknowledge and agree to the terms of this letter and make the confirmations in paragraph 7 (Accession) of this letter in relation to our institution

/s/ VARBIN STAYKOFF …………………………….	/s/ GINA SANDELLA …………………………….
for and on behalf of Bayerische Landesbank, New York Branch as New Lender (as defined in this letter)

Date: 18 MAY 2016
We acknowledge and agree to the terms of this letter and make the confirmations in paragraph 7 (Accession) of this letter in relation to our institution
/s/ MARK MARKONSKI             /s/ PAUL FITZPATRICK
…………………………….
for and on behalf of
DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch
as New Lender (as defined in this letter)
Date: 18 MAY 2016

Schedule 1
Amendments
Part B
The Lenders - Loan Commitments

(a)	Tranche A Commitment

Name of Lender	Amount (USD)	Non-Eligible Tranche D Lender	Treaty Passport Number and jurisdiction of tax residence (if applicable)
Bank of America, N.A.	46,300,000	No	N/A
Barclays Bank PLC	50,400,000	No	N/A
Bayerische Landesbank, New York Branch	50,876,060.40	Yes	07/B/70350/DTTP Jurisdiction of tax residence is Germany
BNP Paribas	46,300,000	No	005/B/0255139/DTTP Jurisdiction of tax residence is France
Citibank, N.A., London Branch	50,400,000	No	N/A
DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch	50,876,060.40	Yes	7/D/205877/DTTP Jurisdiction of tax residence is Germany
Goldman Sachs Bank USA	141,700,000	Yes	N/A except in respect of a loan to a UK Borrower 13/G/0351779/DTTP Jurisdiction of tax residence is USA
Intesa Sanpaolo S.p.A.	44,820,000	No	N/A
JPMorgan Chase Bank N.A.	46,300,000	No	13/M/0268710/DTTP Jurisdiction of tax residence is USA
KfW IPEX-Bank GmbH	50,876,060.40	Yes	7/K/333018/DTTP Jurisdiction of tax residence is Germany
Lloyds Bank plc	94,000,000	No	N/A
Mizuho Bank, Ltd.	50,400,000	No	N/A
The Royal Bank of Scotland plc	46,300,000	No	N/A
PNC Bank, National Association	85,700,000	No	13/P/63904/DTTP Jurisdiction of tax residence is USA
Royal Bank of Canada	88,780,000	No	N/A
Société Générale	51,550,000	No	5/S/70085/DTTP Jurisdiction of tax residence is France
US Bank National Association	102,000,000	No	13/U/62184/DTTP Jurisdiction of tax residence is USA

Wells Fargo Bank, National Association	89,800,000	No	13/W/61173/DTTP Jurisdiction of tax residence is USA
Australia and New Zealand Banking Group Limited	51,575,000	No	N/A
Branch Banking & Trust (BB&T)	61,200,000	No	13/B/357522/DTTP
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	30,825,000	No	43/B322072/DTTP Country of residence: Japan
Deutsche Bank AG, London Branch	52,000,000	No	N/A
HSBC Bank plc	30,825,000	No	N/A
Santander Bank, N.A.	30,825,000	No	13/S/357603/DTTP
Sumitomo Mitsui Banking Corporation	56,000,000	No	43/S/274647/DTTP Jurisdiction of tax residence is Japan
UBS AG, London Branch	52,000,000	Yes	N/A
	Total 1,552,628,181.20

(b) Tranche B Commitment

Name of Lender	Amount (Sterling)	Treaty Passport Number and jurisdiction of tax residence (if applicable)
Bank of America, N.A.	8,200,000	N/A
Barclays Bank PLC	5,750,000	N/A
Bayerische Landesbank, New York Branch	6,317,415.78	07/B/70350/DTTP Jurisdiction of tax residence is Germany
BNP Paribas	8,200,000	005/B/0255139/DTTP Jurisdiction of tax residence is France
Citibank, N.A., London Branch	5,750,000	N/A
DZ BANK AG, Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch	6,317,415.78	7/D/205877/DTTP Jurisdiction of tax residence is Germany
Goldman Sachs Bank USA	12,850,000	13/G/0351779/DTTP Jurisdiction of tax residence is USA
Intesa Sanpaolo S.p.A.	9,250,000	N/A
JPMorgan Chase Bank N.A.	8,200,000	13/M/0268710/DTTP Jurisdiction of tax residence is USA
KfW IPEX-Bank GmbH	6,317,415.78	7/K/333018/DTTP Jurisdiction of tax residence is Germany
Lloyds Bank plc	18,950,000	N/A
Mizuho Bank, Ltd.	5,750,000	N/A

The Royal Bank of Scotland plc	8,200,000	N/A
PNC Bank, National Association	9,750,000	13/P/63904/DTTP Jurisdiction of tax residence is USA
Royal Bank of Canada	5,750,000	N/A
Société Générale	5,750,000	5/S/70085/DTTP Jurisdiction of tax residence is France
Wells Fargo Bank, National Association	7,300,000	13/W/61173/DTTP Jurisdiction of tax residence is USA
Australia and New Zealand Banking Group Limited	5,750,000	N/A
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	3,500,000	43/B322072/DTTP Country of residence: Japan
Deutsche Bank AG, London Branch	5,500,000	N/A
HSBC Bank plc	3,500,000	N/A
Santander Bank, N.A.	3,500,000	13/S/357603/DTTP
Sumitomo Mitsui Banking Corporation	3,100,000	43/S/274647/DTTP Jurisdiction of tax residence is Japan
UBS AG, London Branch	5,500,000	N/A
	Total 168,952,247.34

(c) Tranche C Commitment

Name of Lender	Amount (euro)	Treaty Passport Number and jurisdiction of tax residence (if applicable)
Bank of America, N.A.	48,250,000	N/A
Barclays Bank PLC	48,250,000	N/A
Banca Nazionale del Lavoro Spa	48,250,000	N/A
Citibank, N.A., Milan Branch	48,250,000	N/A
Intesa Sanpaolo S.p.A.	78,250,000	N/A
JPMorgan Chase Bank N.A.	48,250,000	13/M/0268710/DTTP Jurisdiction of tax residence USA
Mizuho Bank, Ltd.	48,250,000	N/A
The Royal Bank of Scotland plc	48,250,000	N/A
Société Générale	30,000,000	5/S/70085/DTTP Jurisdiction of tax residence is France
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	18,000,000	43/B322072/DTTP Country of residence: Japan
HSBC Bank plc	18,000,000	N/A
Santander Bank, N.A.	18,000,000	13/S/357603/DTTP
	Total 500,000,000

(d)	Tranche D Commitment

Name of Lender	Amount (USD)	Treaty Passport Number and jurisdiction of tax residence (if applicable)
Bank of America, N.A.	37,500,000	N/A
Barclays Bank PLC	37,500,000	N/A
BNP Paribas	37,500,000	005/B/0255139/DTTP Jurisdiction of tax residence France
Citibank, N.A., London Branch	37,500,000	N/A
JPMorgan Chase Bank N.A.	37,500,000	13/M/0268710/DTTP Jurisdiction of tax residence USA
Lloyds Bank plc	37,500,000	N/A
Mizuho Bank, Ltd.	37,500,000	N/A
The Royal Bank of Scotland plc	37,500,000	N/A
	Total 300,000,000

Schedule 2
Conditions to amendments
Obligors
1.    A copy of the constitutional documents of each Obligor, being in the case of each Obligor incorporated in Italy, a copy of its:

(a)	deed of incorporation (atto costitutivo); and

(b)	current by-laws (statuto),
or, in each case, confirmation that the constitutional documents previously delivered to the Facilities Agent, remain correct, complete, in full force and effect and have not been modified, amended, altered, rescinded or revoked.
2.    A copy of a resolution of the board of directors of each Obligor (and, if required by its existing by-laws, a copy of the resolution of the shareholders’ meeting of Costa Crociere S.p.A.), approving the terms of, the transactions contemplated by and the execution, delivery and performance of, this letter and authorising a specified person or persons to execute this letter.
3.    A specimen of the signature of each person who executes this letter and who is authorised on behalf of an Obligor to execute or witness the execution of this letter.
4.    A certificate of an authorised signatory of the Company:

(a)
confirming that utilising or (with respect to the Company and Carnival plc) guaranteeing the Total Tranche A Commitments, the Total Tranche B Commitments, the Total Tranche C Commitments and the Total Tranche D Commitments (or, in the case of Costa Crociere S.p.A., utilising the Total Tranche C Commitments) in full under the terms of the Facilities Agreement, as amended by this letter, would not breach any limit binding on any Original Obligor; and

(b)	certifying that each copy document specified in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this letter.
5.    A copy of a good standing certificate with respect to CC U.S. Ventures, Inc., issued as of a recent date by the Secretary of State of the State of Delaware.
6.    A certificate of registration (certificato di iscrizione) with the relevant Italian companies register (Registro delle Imprese) with respect to Costa Crociere S.p.A. dated no earlier than five Business Days before the Effective Date, confirming that as at the date thereof no pending insolvency procedure (procedura concorsuale) against such Obligor has been registered in the relevant Italian companies register (Registro delle Imprese).
Legal opinions
7.    A legal opinion of Allen & Overy LLP, London office, English law legal advisers to the Arrangers and the Facilities Agent, addressed to the Finance Parties.
8.    A legal opinion of Tapia, Linares y Alfaro Attorneys At Law, Panama law legal advisers, addressed to the Finance Parties.
9.    A legal opinion of Allen & Overy LLP, New York office, New York state law legal advisers, addressed to the Finance Parties.

10.    A legal opinion of Morris James LLP, Delaware state law legal advisers, addressed to the Finance Parties.
11.    A legal opinion of Allen & Overy LLP, Milan office, Italian law legal advisers, addressed to the Finance Parties.